                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             May 19, 1997
                                                --------------------------------


                                 AMETEK, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     DELAWARE                       1-168                      13-4923320
--------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission               (I.R.S. Employer
      of incorporation or          File Number)              Identification No.
         organization)


                     Station Square, Paoli, Pennsylvania           19301
--------------------------------------------------------------------------------
                   (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code 610-647-2121
                                                   ------------

                                 AMETEK, INC.
                                 ------------

Item 5. Other Events.
        -------------

     On May 16, 1997, AMETEK, Inc. issued a press release to announce that it is seeking consent to a proposed amendment of its $150 million 9 3/4 Senior Notes due 2004. A copy of such press release is attached hereto as Exhibit 99(a).
The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

        (c)  Exhibits.

      Exhibit Number                           Description
      --------------                           -----------
          99(a) Copy of press release issued by AMETEK, Inc. on May 16, 1997.

                                 AMETEK, INC.
                                 ------------

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        AMETEK, INC.
                                                  ------------------------
                                                        (Registrant)


                                        By /s/ Robert R. Mandos, Jr.
                                           -------------------------------
                                               Robert R. Mandos, Jr.
                                               Comptroller
                                              (Principal Accounting Officer)

May 19, 1997

                                 AMETEK, INC.
                                 ------------

                                 EXHIBIT INDEX

Exhibit Number                       Description
--------------                       -----------
    99(a)           Copy of press release issued by AMETEK, Inc. on May 16, 1997